SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TAX-EXEMPT MONEY FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH LIQUIDITY AND PRESERVATION OF CAPITAL. THE FUND PURSUES A CONSERVATIVE INVESTMENT POLICY BY LIMITING ITS INVESTMENTS TO HIGH QUALITY SECURITIES AS IT SEEKS TO MAINTAIN A $1.00 SHARE PRICE. 1
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Tax-Exempt Money Fund covers the period ended January 31, 2002.

Extending the decelerating trend begun in 2000's third quarter, the domestic economy continued to weaken through the third quarter of 2001, when gross domestic product (GDP) contracted by an annualized 1.3%. In response to deteriorating economic activity and the fallout from September 11's tragic events, the Federal Reserve Board (the Fed) continued aggressively lowering short-term interest rates to stimulate economic growth. Five interest rate reductions during the six months under review lowered the federal funds target rate from 3.75% at the beginning of the reporting period to 1.75% on January 31, 2002, its lowest level in 43 years. Yet, in a surprise to many, GDP expanded by an estimated annualized 1.4% in the fourth quarter, mainly due to a large increase in government spending.

Not surprisingly, the Fed's actions affected yields on money market portfolios. Reflecting the 200 basis points (2.0%)




1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government organization.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 5.




CONTENTS

Shareholder Letter ..............    1

Performance Summary .............    2

Financial Highlights &
Statement of Investments ........    4

Financial Statements ............    9

Notes to
Financial Statements ............   12





[graphic omitted]
FUND CATEGORY
Tax-Free Income

PERFORMANCE SUMMARY
1/31/02

------------------------------------------------

Seven-day effective yield 1                0.90%

Seven-day annualized yield                 0.89%

Taxable equivalent yield 2                 1.46%




1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 2001 maximum 38.6% federal personal income tax rate.

Annualized and effective yields are for the seven-day period ended January 31, 2002. The Fund's average weighted maturity was 66 days. Yield reflects fund expenses and fluctuations in interest rates on portfolio investments.

Past performance does not guarantee future results.



decrease in the federal funds target rate over the six-month reporting period, the Fund's seven-day effective yield decreased to 0.90% on January 31, 2002, from 1.96% on July 31, 2001.

Record amounts of cash flowed into money market funds in 2001, outpacing even 2000's unprecedented appetite for equities, when investors poured approximately $309 billion into stock funds over the calendar year. In recent years, investors kept cash in money market funds only to move it back into the stock market once the market began to recover. However, this time could be different. Many investors have lost substantial sums in the equity markets lately and appear to be much more risk averse than in the past. Although money market funds recently offered historically low yields, at least they are more likely to provide capital preservation. In addition, many investors now use money market funds as checking accounts, and this is not likely to change in a better market environment.

Our investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. We purchase only first-tier securities for inclusion in our tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds we purchase only plain vanilla, short-term securities. This philosophy of purchasing securities only from what we believe are the most creditworthy institutions may result in lower returns compared with other money funds. However, we believe that the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

During the reporting period, the Fund participated in several attractive deals including Atlanta GO bonds, Texas State

TRANs, New York City Transitional Finance Authority Revenue Recovery Notes, Honolulu City and County General Obligation, and Massachusetts State Water Resource Authority Revenue.

Going forward, we believe the Fed finished their easing mode after an unprecedented eleven rate cuts in one year when they left rates unchanged at their late January meeting. In our opinion, the Fed's aggressive monetary response, combined with any federal government fiscal package of tax cuts and spending hikes, should stimulate economic activity. Barring inflationary pressures, interest rates could very well remain at recent levels for a good part of 2002, spurring an eventual economic recovery.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE

Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of January 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Highlights


                                             SIX MONTHS ENDED
                                             JANUARY 31, 2002                 YEAR ENDED JULY 31,
                                                             ---------------------------------------------------
                                                (UNAUDITED)     2001      2000       1999      1998      1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............    $1.00     $1.00      $1.00     $1.00     $1.00     $1.00
                                                  --------------------------------------------------------------
Net investment income ...........................     .006      .029       .030      .025      .029      .029
Less distributions from net investment income ...    (.006)    (.029)     (.030)    (.025)    (.029)    (.029)
                                                  --------------------------------------------------------------
Net asset value, end of period ..................    $1.00     $1.00      $1.00     $1.00     $1.00     $1.00
                                                  ==============================================================

Total return a ..................................     .64%     2.98%      3.02%     2.49%     2.99%     2.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............... $166,754  $167,705   $169,338  $190,727  $164,525  $161,038
Ratios to average net assets:
 Expenses .......................................     .78% b    .76%       .74%      .74%      .65%      .65%
 Expenses excluding waiver and payments by affiliate  .78% b    .76%       .74%      .82%      .83%      .80%
 Net investment income ..........................    1.26% b   2.94%      3.02%     2.46%     2.94%     2.91%



a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b Annualized

                       See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED)


                                                                                     PRINCIPAL
                                                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
  INVESTMENTS 100.2%
a ARIZONA 3.3%
  Apache County IDA, IDR, Tucson Electric Power Co. Project,
   Springerville Project, Series C, Weekly VRDN and Put,
   1.40%, 12/15/18 .............................................................    $1,000,000 $  1,000,000
  Pinal County IDA, PCR, Magma-Copper Co., Newmont Mining Corp.,
   Daily VRDN and Put, 1.50%, 12/01/09 .........................................     4,200,000    4,200,000
  University of Arizona COP, Student Union Bookstore Project, Series B,
   AMBAC Insured, Weekly VRDN and Put,
   1.40%, 6/01/24 ..............................................................       300,000      300,000
                                                                                               -------------
                                                                                                  5,500,000
                                                                                               -------------
a FLORIDA 2.3%
  Orange County School Board COP, Series B, Daily VRDN and Put, 1.50%, 8/01/25 .    3,800,000    3,800,000
                                                                                               -------------
  GEORGIA 8.6%
  Atlanta GO, MBIA Insured, 4.00%, 12/01/02 ....................................    6,690,000    6,796,568
a De Kalb County Hospital Authority RAN, De Kalb Medical Center Project,
   Weekly VRDN and Put, 1.40%, 9/01/09 .........................................     1,500,000    1,500,000
a Fulco Hospital Authority Revenue, Anticipation Certificates, Shepherd
   Center Inc. Project, Weekly VRDN and Put,
   1.35%, 9/01/17 ..............................................................     1,000,000    1,000,000
a Macon-Bibb County Hospital Authority Revenue, Certificates,
   Medical Center of Central Georgia, Weekly VRDN and Put, 1.40%, 4/01/07 ......       600,000      600,000
a Rockdale County Hospital Authority RAN, Weekly VRDN and Put, 1.40%, 10/01/09 .     1,210,000    1,210,000
a Roswell Housing Authority MFR, Azalea Park Apartments, Refunding,
  FNMA Insured, Weekly VRDN and Put, 1.35%, 6/15/25 ............................     3,200,000    3,200,000
                                                                                               -------------
                                                                                                 14,306,568
                                                                                               -------------
  HAWAII 3.1%
  Honolulu City and County GO, Series C, FGIC Insured, 2.85%, 12/04/02 .........     5,000,000    5,032,828
                                                                                               -------------
  ILLINOIS 7.2%
  Chicago Tender Notes GO, 1.90%, 10/31/02 .....................................     5,000,000    5,000,000
a Illinois State Toll Highway Authority Toll Highway Priority Revenue,
   Refunding, Series B, MBIA Insured, Weekly VRDN and Daily Put,
   1.30%, 1/01/10 ..............................................................     7,000,000    7,000,000
                                                                                               -------------
                                                                                                 12,000,000
                                                                                               -------------
  INDIANA 3.0%
  Indiana State Development Financing Authority Revenue, Refunding, USX
   Corporate Project, 2.05%, 2/07/02 ...........................................     5,000,000    5,000,000
                                                                                               -------------
  IOWA 2.9%
  Iowa State School Cash Anticipation Program, Iowa School Corps,
   Warrant Certificates, Series A, FSA Insured, 3.75%, 6/21/02 .................     4,820,000    4,839,800
                                                                                               -------------
a KENTUCKY 3.2%
  Kentucky Development Finance Authority Revenue, Pooled Loan Program,
   Series A, FGIC Insured, Weekly VRDN and Put, 1.40%, 12/01/15 ................     5,300,000    5,300,000
                                                                                               -------------
a LOUISIANA 7.3%
  Louisiana PFA, Hospital Revenue, Willis Knighton Medical Center,
   AMBAC Insured, Weekly VRDN and Put, 1.45%, 9/01/27 ..........................     3,700,000    3,700,000
  Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
   Loop Inc. Project, First Stage, ACES, Refunding, Daily VRDN and Put,
   1.50%, 9/01/06 ..............................................................     8,510,000    8,510,000
                                                                                               -------------
                                                                                                 12,210,000
                                                                                               -------------
a MASSACHUSETTS 1.3%
  Massachusetts State Water Resource Authority Revenue, Multi Modal Project,
   Series B, FGIC Insured, Weekly VRDN and Put, 1.00%, 8/01/31 .................     2,200,000    2,200,000
                                                                                               -------------

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
                                                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
a MICHIGAN 3.1%
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba
  Paper Project, Refunding, Series C, Daily VRDN and Put, 1.50%, 12/01/23 ......    $2,300,000 $  2,300,000
 Michigan Higher Education Student Loan Authority Revenue,
  Series XXII-B, AMBAC Insured, Weekly VRDN and Put,
  1.40%, 10/01/13 ..............................................................     2,900,000    2,900,000
                                                                                               -------------
                                                                                                  5,200,000
                                                                                               -------------
a MISSISSIPPI 4.3%
 Jackson County PCR, Chevron USA Inc. Project, Daily VRDN and Put,
  1.50%, 6/01/23 ...............................................................       900,000      900,000
 Perry County PCR, Leaf River Forest Project, Refunding, Daily VRDN
  and Put, 1.50%, 3/01/02 ......................................................     6,300,000    6,300,000
                                                                                               -------------
                                                                                                  7,200,000
                                                                                               -------------
a MISSOURI 2.6%
 Independence IDA, Industrial Revenue, Development Groves and Graceland,
  Series A, Daily VRDN and Put, 1.45%, 11/01/27 ................................     3,800,000    3,800,000
 Missouri State Health and Educational Facilities Authority Revenue,
  Christian Health Services, Series A, Weekly VRDN
  and Put, 1.40%, 11/01/19 .....................................................       500,000      500,000
                                                                                               -------------
                                                                                                  4,300,000
                                                                                               -------------
a NEBRASKA 3.8%
 Lancaster County Hospital Authority No.1 Hospital Revenue, Bryan
  Memorial Hospital Project, Refunding, MBIA
  Insured, Weekly VRDN and Put, 1.35%, 6/01/12 .................................     6,400,000    6,400,000
                                                                                               -------------
 NEVADA 3.2%
a Clark County Airport Improvement Revenue, sub. lien,
    Series A-1, Weekly VRDN and Put, 1.30%, 7/01/25 ............................     1,000,000    1,000,000
    Series B-1, Weekly VRDN and Put, 1.40%, 7/01/29 ............................     3,000,000    3,000,000
 Clark County Nevada TECP, Highway Revenue Motor Vehicle Fuel Tax,
    1.65%, 2/21/02 .............................................................     1,300,000    1,300,000
                                                                                               -------------
                                                                                                  5,300,000
                                                                                               -------------
a NEW JERSEY 4.6%
 New Jersey State Turnpike Authority Revenue, Series D, FGIC Insured,
  Weekly VRDN and Put, 1.30%, 1/01/18 ..........................................     4,600,000    4,600,000
 North Hudson Sewer Authority New Jersey Sewer Authority Revenue,
  Series B, MBIA Insured, Weekly VRDN and Put,
  1.20%, 8/01/31 ...............................................................     3,000,000    3,000,000
                                                                                               -------------
                                                                                                  7,600,000
                                                                                               -------------
a NEW MEXICO 2.6%
 Albuquerque Gross Receipts Lodgers Tax Revenue, Weekly VRDN and Put,
  1.35%, 7/01/23              400,000           400,000
 Farmington PCR, Arizona Public Service Co.,
    Refunding, Series B, Daily VRDN and Put, 1.50%, 9/01/24 ....................       800,000      800,000
    Series A, Daily VRDN and Put, 1.50%, 5/01/24 ...............................     2,100,000    2,100,000
 University of New Mexico Revenue, AMBAC Insured, Weekly VRDN and Put,
   1.30%, 6/01/06 ..............................................................     1,100,000    1,100,000
                                                                                               -------------
                                                                                                  4,400,000
                                                                                               -------------
 NEW YORK 6.0%
 Nassau County Interim Finance Authority BAN, Series A-1, 3.75%, 3/14/02 .......     7,000,000    7,009,672
 New York City Transitional Finance Authority Revenue, New York City
  Recovery Notes, Series A, 3.25%, 10/02/02 ....................................     3,000,000    3,021,890
                                                                                               -------------
                                                                                                 10,031,562
                                                                                               -------------

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
                                                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)

a NORTH CAROLINA .8%
 North Carolina Medical Care Commission Hospital Revenue,
  Pooled Financing Project, ACES, Series B, Daily VRDN
  and Put, 1.55%, 10/01/13 .....................................................    $1,400,000 $  1,400,000
                                                                                               -------------
a PENNSYLVANIA 1.9%
 Philadelphia Water and Wastewater Revenue, Series B, Weekly VRDN
  and Put, 1.35%, 8/01/27 ......................................................     3,200,000    3,200,000
                                                                                               -------------
a SOUTH CAROLINA 1.1%
 Piedmont Municipal Power Agency Electric Revenue, Refunding, Series B,
  MBIA Insured, Weekly VRDN and Put, 1.40%, 1/01/19 ............................     1,800,000    1,800,000
                                                                                               -------------
a SOUTH DAKOTA 1.2%
 Lawrence County PCR, Homestake Mining, Refunding, Series B,
  Daily VRDN and Put, 1.55%, 7/01/32 ...........................................     2,000,000    2,000,000
                                                                                               -------------
a TENNESSEE 6.1%
 Metropolitan Government of Nashville and Davidson County IDBR,
  YMCA Project, Daily VRDN and Put, 1.40%, 12/01/18 ............................     3,200,000    3,200,000
 Montgomery County PBA, Pooled Financing Revenue, Tennessee County
  Loan Pool, Weekly VRDN and Daily Put, 1.40%, 11/01/27 ........................     2,900,000    2,900,000
 Shelby County TAN, Series A, Weekly VRDN and Put, 1.45%, 6/28/02 ..............     4,000,000    4,000,000
                                                                                               -------------
                                                                                                 10,100,000
                                                                                               -------------
 TEXAS 6.7%
a Anelina and Neches River Authority IDC, Solid Waste Revenue, DATES,
  Daily VRDN and Put, 1.55%, 5/01/14 ...........................................     1,200,000    1,200,000
a Bell County Health Facilities Development Corp. Revenue, MBIA Insured,
  Daily VRDN and Put, 1.50%, 8/15/31 ...........................................       800,000      800,000
a Guadalupe Blanco River Authority PCR, Central Power and Light Co.
  Project, Refunding, Daily VRDN and Put, 1.50%, 11/01/15 ......................     1,700,000    1,700,000
 Texas State GO, TRAN, Series A, 3.75%, 8/29/02 ................................     7,500,000    7,554,491
                                                                                               -------------
                                                                                                 11,254,491
                                                                                               -------------
a UTAH 1.2%
 Utah County Environmental Improvement Revenue, USX Corp. Project,
  Refunding, Weekly VRDN and Put, 1.40%, 11/01/17 ..............................     2,000,000    2,000,000
                                                                                               -------------
 VIRGINIA 4.9%
a Alexander IDAR, Resource Recovery, Alexandria Arlington Waste
  Energy Facilities, Daily VRDN and Put, 1.60%, 12/01/16 .......................     1,200,000    1,200,000
 Richmond Metropolitan Authority Expressway Revenue, Series A,
  FGIC Insured, Pre-Refunded, 6.375%, 7/15/02 ..................................     6,650,000    6,908,053
                                                                                               -------------
                                                                                                  8,108,053
                                                                                               -------------
 WYOMING 3.9%
 Wyoming State General Fund, TRAN, 3.50%, 6/27/02 ..............................     6,500,000    6,524,068
                                                                                               -------------

 TOTAL INVESTMENTS (COST $167,007,370) 100.2% ..................................                167,007,370
 OTHER ASSETS, LESS LIABILITIES (.2)% ..........................................                   (253,493)
                                                                                               -------------
 NET ASSETS 100.0% .............................................................               $166,753,877
                                                                                               =============



See glossary of terms on page 8.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------
 INVESTMENTS (CONT.)

ACES  -Adjustable Convertible Exempt Securities
AMBAC -American Municipal Bond Assurance Corp.
BAN   -Bond Anticipation Notes
COP   -Certificate of Participation
DATES -Demand Adjustable Tax-Exempt Securities
EDC   -Economic Development Corp.
FGIC  -Financial Guaranty Insurance Co.
FNMA  -Federal National Mortgage Association
FSA   -Financial Security Assistance GO -General Obligation
IDA   -Industrial Development Authority/Agency
IDAR  -Industrial Development Authority Revenue
IDBR  -Industrial Development Board Revenue
IDC   -Industrial Development Corp.
IDR   -Industrial Development Revenue
MBIA  -Municipal Bond Investors Assurance Corp.
MFR   -Multi-Family Revenue
PBA   -Public Building Authority
PCR   -Pollution Control Revenue
PFA   -Public Financing Authority
RAN   -Revenue Anticipation Notes
TAN   -Tax Anticipation Notes
TECP  -Tax-Exempt Commercial Paper
TRAN  -Tax and Revenue Anticipation Notes
VRDN  -Variable Rate Demand Notes

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2002 (UNAUDITED)



Assets:
 Investments in securities, at value and cost ...............   $167,007,370
 Cash .......................................................         71,616
 Receivables:
  Capital shares sold .......................................        374,605
  Interest ..................................................        797,434
                                                                ------------
      Total assets ..........................................    168,251,025
Liabilities:
 Payables:
  Capital shares redeemed ...................................        884,125
  Affiliates ................................................        120,363
  Shareholders ..............................................        481,960
 Distributions to shareholders ..............................         10,700
                                                                ------------
      Total liabilities .....................................      1,497,148
Net assets, at value ........................................   $166,753,877
                                                                ============
Shares outstanding ..........................................    166,753,877
                                                                ============
Net asset value per sharea ..................................          $1.00
                                                                ============




a Redemption price is equal to net asset value less any applicable deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (UNAUDITED)



Investment income:
 Interest ......................................................   $1,740,064
                                                                   ----------
Expenses:
 Management fees (Note 3) ......................................      493,431
 Transfer agent fees (Note 3) ..................................      113,059
 Custodian fees ................................................          844
 Reports to shareholders .......................................       11,118
 Registration and filing fees ..................................       30,021
 Professional fees .............................................        5,370
 Directors' fees and expenses ..................................        4,082
 Other .........................................................        4,946
                                                                   ----------
      Total expenses ...........................................      662,871
                                                                   ----------
       Net investment income ...................................    1,077,193
                                                                   ----------
Net realized gain from investments .............................          103
                                                                   ----------
Net increase in net assets resulting from operations ...........   $1,077,296
                                                                   ==========


                       See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (UNAUDITED)
AND THE YEAR ENDED JULY 31, 2001


                                                                                SIX MONTHS        YEAR
                                                                                  ENDED           ENDED
                                                                            JANUARY 31, 2002  JULY 31, 2001
                                                                            -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................    $  1,077,193   $  5,059,473
  Net realized gain from investments .....................................             103          1,159
                                                                            -------------------------------
      Net increase in net assets resulting from operations ...............       1,077,296      5,060,632
 Distributions to shareholders from net investment income ................      (1,077,296) a  (5,060,632) a
 Capital share transactions: (Note 2) ....................................        (950,763)    (1,633,404)
                                                                            -------------------------------
      Net decrease in net assets .........................................        (950,763)    (1,633,404)
Net assets (there is no undistributed net investment income at beginning or end of period):
 Beginning of period .....................................................     167,704,640    169,338,044
                                                                            -------------------------------
 End of period ...........................................................    $166,753,877   $167,704,640
                                                                            ===============================



a Distributions were increased by net realized gains from security transactions of $103 and $1,159 for the period ended January 31, 2002 and the year ended July 31, 2001, respectively.


                       See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks high current income exempt from federal income taxes, consistent with capital preservation and liquidity.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities are valued at amortized cost which approximates value.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

At January 31, 2002, there were five billion shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                     SIX MONTHS ENDED      YEAR ENDED
                                     JANUARY 31, 2002    JULY 31, 2001
                                     ----------------------------------
      Shares sold .................     $ 100,937,000    $ 594,528,838
      Shares issued in reinvestment
       of distributions ...........         1,083,819        5,084,588
      Shares redeemed .............      (102,971,582)    (601,246,830)
                                     ---------------------------------
      Net decrease ................     $    (950,763)   $  (1,633,404)
                                     =================================


12
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FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements (unaudited) (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     ANNUALIZED
      FEE RATE    AVERAGE DAILY NET ASSETS
     -----------------------------------------------------------------
        .625%     First $100 million
        .500%     Over $100 million, up to and including $250 million
        .450%     Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Distributors received contingent deferred sales charges for the period of $1,901.

The Fund paid transfer agent fees of $113,059, of which $77,738 was paid to Investor Services.


4. INCOME TAXES

At July 31, 2001, the Fund had tax basis capital losses of $37,430, which may be carried over to offset future capital gains. Such losses expire as follows:

      Capital loss carryovers expiring in:
      2004 .................................. $   595
      2005 ..................................   1,844
      2008 ..................................   8,419
      2009 ..................................  26,572
                                              -------
                                              $37,430
                                              =======



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